GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional Shares and Service Shares of
Goldman Sachs Strategic International Equity Fund

Supplement dated November 13, 2008 to the
Prospectuses dated April 30, 2008

The following replaces the “Service Providers — Fund Managers” section of each Strategic International Equity Fund Prospectus in its entirety:

     FUND MANAGERS

Global Equity Portfolio Management Team

■	Investment research based in United Kingdom, Hong Kong, United States, India, China, Korea, Japan and Singapore. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	The Global Equity Portfolio Management Team manages over $16.5 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the currency and risk management capabilities of GSAMI

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director, Co-Chief Investment Officer, Global Equity, Co-Chief Investment Officer, Value Equity	Portfolio Manager— Strategic International Equity	Since 2008	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Mark Beveridge, CFA Managing Director, Co-Chief Investment Officer, Global Equity	Portfolio Manager— Strategic International Equity	Since 2007	Mr. Beveridge joined the Investment Adviser in December 2004 as Chief Investment Officer of the Global Equity business which encompasses the Global/International, UK/European, Asia ex Japan and Japan strategies. Prior to joining the Investment Adviser, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Maria Gordon, CFA Managing Director, Head of Global Emerging Markets	Portfolio Manager— Strategic International Equity	Since 2007	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Head of Global Emerging Markets Equities Strategy in March 2003.

Edward Perkin, CFA Vice President Head of European Equity	Portfolio Manager—Strategic International Equity	Since 2008	Mr. Perkin joined the Investment Adviser as a research analyst in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008. From August 2000 to May 2002, he gained investment research experience at Gabelli Investment Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

Mark Beveridge and Eileen Rominger serve as Co-Chief Investment Officers (“Co-CIOs”) of GSAM’s Global Equity team, and Mr. Beveridge serves as CIO of GSAMI’s Global/EAFE strategies. As Co-CIOs, Mr. Beveridge and Ms. Rominger are ultimately responsible for the composition of the Fund’s structure at both the stock and industry level. Along with the other portfolio managers on the team, Mr. Beveridge also has specific industry research responsibilities. Each portfolio manager is responsible for liaising with research analysts around the world, promoting his or her stock selection ideas to the other members of the team and debating their inclusion in the portfolio.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

VITINTSTK 11-08